COMMON STOCK	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Common Stock
COMMON STOCK

NOTE 9 – COMMON STOCK

The Company is authorized to issue 200,000,000 shares of Common Stock. Holders of Common Stock are entitled to one vote for each share held. The Company’s Board of Directors may declare dividends payable to the holders of Common Stock.

NOTE 9 – COMMON STOCK

The Company is authorized to issue 200,000,000 shares of common stock, par value of $0.0001 per share and 50,000,000 of preferred stock, par value of $0.0001 per share. Holders of the common stock are entitled to one vote for each share held. The Company’s Board of Directors may declare dividends payable to the holders of Common Stock. For the years ended December 31, 2021 and 2020, the Company completed initial public offerings of its shares of Common Stock as discussed below.

May 2021 Follow-on Offering

In May 2021, the Company completed a follow-on offering of 4.6 million shares of Common Stock at an issuance price of $6.00 per share for gross proceeds of $27.6 million. The net proceeds amounted to approximately $25.4 million after deducting an aggregate of $2.2 million for underwriting discounts and commissions and offering expenses payable by the Company.

December 2020 IPO

For the year ended December 31, 2020, the Company issued 4,025,000 shares of common stock for net proceeds of approximately $21.6 million in an initial underwritten public offering. Offering costs associated with this stock issuance were approximately $.07 million. The Company also issued 1,199,195 shares issued through the conversion of all shares of Series B Preferred Stock.